UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2013 the U.S. Food and Drug Administration (“FDA”) approved Pharmacyclics, Inc.’s (the “Company” or “Pharmacyclics”) IMBRUVICA™ (ibrutinib) as a single agent for the treatment of patients with mantle cell lymphoma who have received at least one prior therapy.  Following, FDA approval, the following agreements, relating to the manufacturing and supply of IMBRUVICA™ (ibrutinib), became material contracts of the Company.

A.	Lonza Agreement & Amendment No. 1

On February 5, 2013, Pharmacyclics entered into a Commercial Manufacturing Agreement (the “Lonza Agreement”) with Lonza Sales Ltd. (“Lonza”) dated as of February 5, 2013 (the “Lonza Effective Date”), pursuant to which Lonza will manufacture for Pharmacyclics a human pharmaceutical oncology agent (the “Lonza Product”), as identified in the Lonza Agreement, for the sale and distribution by Pharmacyclics.  On October 2, 2013, Pharmacyclics and Lonza entered into an amendment to the Lonza Agreement (the “Amendment”), which amends certain pricing and delivery terms originally included in the Lonza Agreement.

Under the Lonza Agreement, Lonza has agreed to supply the Lonza Product and the Company has agreed to purchase Lonza Product, subject to Lonza’s continued material compliance with the terms of the Lonza Agreement.  Pharmacyclics is obligated to purchase a minimum amount of Lonza Product, to be calculated based on a percentage of Pharmacyclic’s global requirements of Lonza Product in each calendar year.  In the event that the minimum amount of the Lonza Product is not purchased by Pharmacyclics, Lonza may invoice Pharmacyclics for the amount equal to the shortfall between the minimum purchase requirement and the number of units of Lonza Product actually ordered during such year.  The Lonza Agreement commenced on the Lonza Effective Date and will continue for a certain specified number of years (the “Lonza Agreement Term”), unless terminated earlier as provided in the Lonza Agreement. Upon expiration of the Lonza Agreement Term or any extension thereof, the Lonza Agreement will automatically extend for an additional set period, as set forth in the Lonza Agreement.

The Lonza Agreement may be terminated (i) immediately by either party if the other party becomes insolvent, is dissolved or liquidated, files a petition in bankruptcy, enters into an agreement for the benefit of its creditors or has a receiver appointed for a substantial part of its assets, (ii) immediately by either party if the other party materially breaches any of the provisions of the Lonza Agreement and such breach is not cured within the period outlined in the Lonza Agreement, (iii) upon a certain period of notice outlined in the Lonza Agreement by Pharmacyclics in the event that specified regulatory approvals for the production or sale of the Lonza Product or the clinical trials for which Lonza Product is being produced have or will be suspended or terminated, (iv) upon a certain period of notice after a minimum amount of time as outlined in the Lonza Agreement by Lonza, and (v) upon a certain period of notice outlined in the Lonza Agreement by Pharmacyclics after Pharmacyclics has notified Lonza of a service issue and Lonza fails to deliver the Lonza Product at or above the service level set forth in the Lonza Agreement.

The above description of the Lonza Agreement and Amendment is a summary only and is qualified in its entirety by reference to the full text of the Lonza Agreement and Amendment, which is filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.  Portions of Exhibits 10.1 and 10.2 have been omitted pursuant to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

B.	Catalent Agreement

On May 1, 2013, the Company entered into a Build-Out and Commercial Supply Agreement (the “Catalent Agreement”) with Catalent CTS, LLC (“Catalent”) dated as of May 1, 2013 (the “Catalent Effective Date”), pursuant to which Catalent will manufacture and supply Pharmacyclics’ fully formulated bulk pharmaceutical product (the “Catalent Product”) to the Company.

Under the Catalent Agreement, the Company will purchase from Catalent the Catalent Product during the term of the Catalent Agreement for commercial use in certain specified territories that the Company and Catalent mutually agree to in writing (the “Territory”).  The Catalent Agreement commenced on the Catalent Effective Date and will continue until the earlier of the end of a specified anniversary of the completion of the building improvements in accordance with the terms of the Catalent Agreement (the “Completion Date”) or July 1, 2014, unless earlier terminated in accordance with the Catalent Agreement. A contract year means each consecutive 12 month period beginning on the earlier of the Completion Date or July 1, 2014, and each anniversary thereof, as applicable.  The term of the Catalent Agreement will be automatically extended for successive five year periods, with a total maximum extension of a specified number of years, as indicated in the Catalent Agreement.

The Company will be obligated to purchase from Catalent a certain minimum amount with respect to the Catalent Product. This amount will be determined in accordance with the requirements of Catalent Product for countries in the Territory in which Pharmacyclics has the right to sell, have sold, or grant a license to sell the Catalent Product.  Pharmacyclics will pay Catalent a non-refundable annual facility fee, which includes the cost of a designated number of batches of Catalent Product to be produced.  Any additional batches of Catalent Product ordered in a contract year will be paid to Catalent in accordance with the terms of the Catalent Agreement.

The Catalent Agreement may be terminated (i) immediately by either party if the other party files a petition in bankruptcy, enters into an agreement with its creditors or other similar action, (ii) immediately by either party if the other party materially breaches any of the provisions of the Catalent Agreement and such breach is not cured within the period outlined in the Catalent Agreement, and (iii) upon a certain period of notice outlined in the Catalent Agreement by either party in the event that all applicable regulatory approvals have not been obtained to commence processing at the facilities as outlined in the Catalent Agreement or the Company fails to launch the Product commercially within a certain period outlined in the Catalent Agreement.

The above description of the Catalent Agreement is a summary only and is qualified in its entirety by reference to the full text of the Catalent Agreement, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.  Portions of Exhibit 10.3 have been omitted pursuant to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1*	Manufacturing Supply Agreement, dated February 5, 2013, between Pharmacyclics, Inc. and Lonza Sales Ltd.

10.2*	Amendment One to Manufacturing Supply Agreement, dated October 2, 2013, between Pharmacyclics, Inc. and Lonza Sales Ltd.

10.3*	Build Out and Commercial Supply Agreement, dated May 1, 2013, between Pharmacyclics, Inc. and Catalent CTS, LLC.

* Confidential treatment has been requested for portions of these exhibits. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2013

PHARMACYCLICS, INC.

By:	/s/ Manmeet Soni
Name: Manmeet Soni
Title: Executive Vice President, Finance

EXHIBITS

Exhibit No.	Description

10.1*	Manufacturing Supply Agreement, dated February 5, 2013, between Pharmacyclics, Inc. and Lonza Sales Ltd.

10.2*	Amendment One to Manufacturing Supply Agreement, dated October 2, 2013, between Pharmacyclics, Inc. and Lonza Sales Ltd.

10.3*	Build Out and Commercial Supply Agreement, dated May 1, 2013, between Pharmacyclics, Inc. and Catalent CTS, LLC.

* Confidential treatment has been requested for portions of these exhibits. These portions have been omitted from this report and submitted separately to the Securities and Exchange Commission.